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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 11, 1999


                           WESTMINSTER CAPITAL, INC.
              (Exact Name of Registrant as Specified in Charter)


              Delaware                   1-4923              95-2157201
    (State or Other Jurisdiction      (Commission           (IRS Employer
          of Incorporation)           File Number)       Identification No.)


                      9665 Wilshire Boulevard, Suite M-10
                        Beverly Hills, California 90212
                   (Address of Principal Executive Offices)

                                (310) 278-1930
                        (Registrant's Telephone Number)


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ITEM 2.  Acquisition or Disposition of Assets.

     On January 11, 1999, Westminster Capital, Inc. (the "Registrant") entered into a Membership Interest Purchase Agreement to acquire an 80% interest in One Source Industries, LLC ("One Source") for cash consideration of approximately $4.8 million paid at closing, plus up to an additional
$2.6 million in deferred contingent cash consideration that may be paid over the next four years based on the performance of One Source during such period. One Source provides turn-key packaging and point-of-sale displays for a broad spectrum of consumer products ranging from computer software to food products. Pursuant to the Membership Interest Purchase Agreement, the Registrant acquired an 80% Membership Interest in One Source from One Source Industries, Inc. The acquisition was financed through the Registrant's existing cash reserves.

     Reference is made to the press release of Registrant, issued on January 12, 1999, which is incorporated herein by this reference, relating to the acquisition of the 80% interest in One Source by the Registrant. A copy of the press release is attached to this Form 8-K as Exhibit 99.1. Certain matters discussed in the above referenced press release include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. All forward-looking statements are necessarily speculative and readers are advised not to place undue reliance on any such forward-looking statements which speak only as of the date made. Actual results could vary materially from those anticipated for a variety of reasons. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any statement herein or to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements. Financial statements of One Source are not included with this filing on Form 8-K. If required to be filed, such financial statements will be filed with the Commission by amendment to this Form 8-K no later than March 26, 1999.

     (b) Pro Forma Financial Information. Pro forma financial information reflecting the acquisition of One Source is not included with this filing on Form 8-K. If required to be filed, such pro forma financial information will be filed with the Commission by amendment to this Form 8-K no later than March 26, 1999.


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     (c)  Exhibits.

          Exhibit 2.1    Membership Interest Purchase Agreement,
                         dated January 11, 1999. Pursuant to Item 601(b)(2), the Registrant hereby agrees to furnish supplementally to the Commission a copy of any exhibit or schedule omitted from this filing upon request.

          Exhibit 2.2 Amended and Restated Operating Agreement of One Source Industries, LLC.

          Exhibit 99.1   Press Release dated January 12, 1999.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 25, 1998                       WESTMINSTER CAPITAL, INC.


                                       By: /s/ Keenan Behrle
                                          -------------------------------
                                           Keenan Behrle
                                           Executive Vice President


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                                 EXHIBIT INDEX


EXHIBIT                                                              PAGE NUMBER
-------                                                              -----------
2.1            Membership Interest Purchase Agreement,
               dated January 11, 1999.

2.2            Amended and Restated Operating Agreement of
               One Source Industries, LLC.

99.1           Press Release dated January 12, 1999.



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